Exhibit 10.4

EXECUTION COPY

$450,000,000

DEL MONTE CORPORATION

8 5/8% SENIOR SUBORDINATED NOTES DUE 2012

PLACEMENT AGREEMENT

December 12, 2002

December 12, 2002

Morgan Stanley & Co. Incorporated

J.P. Morgan Securities Inc.

Banc of America Securities LLC

UBS Warburg LLC

BMO Nesbitt Burns Corp.

Fleet Securities, Inc.

Fortis Investment Services LLC

SunTrust Capital Markets, Inc.

c/o	Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Dear Sirs and Mesdames:

Subject to the terms and conditions set forth in the Agreement and Plan of Merger, dated as of June 12, 2002 (the “Merger Agreement”), among H. J. Heinz Company, a Pennsylvania corporation (“Heinz”), SKF Foods Inc., a Delaware corporation (the “Issuer”), Del Monte Corporation, a New York corporation (the “Company”), and Del Monte Foods Company, a Delaware corporation (“Holdings”), Holdings and Heinz have agreed to merge (the “Merger”) the Company with and into the Issuer. Pursuant to the terms of the Merger Agreement, the Issuer will survive the Merger and will become a wholly-owned subsidiary of Holdings. Immediately following the Merger, the Issuer will change its name to “Del Monte Corporation”.

Pursuant to the terms of the Separation Agreement, dated as of June 12, 2002 (the “Separation Agreement”), between Heinz and the Issuer, prior to the Merger, Heinz will convey, assign, transfer and deliver (the “Assignment”) to the Issuer all of Heinz’s right, title and interest in the assets relating primarily to or used primarily in the Spinco Business (as defined in the Merger Agreement) and at the same time as the Assignment, the Issuer will assume all liabilities arising out of or related to the Spinco Business, in each case, subject to certain exceptions (together with the Assignment, the “Contribution”). Under the terms of the Separation Agreement, after the Contribution and prior to the Merger, Heinz will distribute (the “Distribution”) to the holders of record of the outstanding shares of common stock, par value $0.25 per share, of Heinz all of the issued and outstanding shares of common stock, par value $0.01 per share, of the Issuer. As part of the consideration for the Contribution, the Issuer will, concurrent with the Contribution, issue and deliver to Heinz the Transferred Securities (as defined below). Heinz proposes to then transfer the Transferred Securities to H. J. Heinz Finance Company (“Heinz Finance”) in satisfaction of an equivalent amount of Heinz’s outstanding debt to Heinz Finance. After the closing of the Merger, the Issuer shall be defined as the surviving entity of the Merger. For purposes of this Agreement, it shall be assumed that the Contribution has taken place as of the date hereof.

Heinz Finance proposes to sell to the several purchasers named in Schedule I hereto (the “Placement Agents”), and the Issuer proposes to sell to the several Placement Agents, an aggregate of $450,000,000 in aggregate principal amount of the Issuer’s 8 5/8% Senior

Subordinated Notes due 2012 (the “Securities”) to be issued pursuant to the provisions of an Indenture to be dated as of December 20, 2002 (the “Initial Indenture”) among the Issuer, the Issuer Subsidiary Guarantors (as defined below), and The Bank of New York, as Trustee (the “Trustee”), as such Initial Indenture is to be amended and restated by a supplemental indenture to be dated as of December 20, 2002 among the Issuer, the Guarantors (as defined below) and the Trustee (the “Supplemental Indenture,” and the Initial Indenture as amended and restated by the Supplemental Indenture, the “Indenture”), of which $300,000,000 principal amount of the Securities are to be sold by Heinz Finance (the “Transferred Securities”) and $150,000,000 principal amount of the Securities are to be sold by the Issuer (the “Issuer Securities”). Concurrently with the closing of the Merger, the Issuer and the Guarantors will execute and deliver the Supplemental Indenture to the Trustee. In connection with the sale of the Transferred Securities to the Placement Agents and the issuance of the Issuer Securities to the Placement Agents, the Issuer and Holdings will enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Placement Agents, substantially in the form attached hereto as Exhibit A.

Prior to the Merger, the Securities will be guaranteed by the subsidiaries of the Issuer (the “Issuer Subsidiary Guarantors”) listed in Schedule II herein. Concurrently with the closing of the Merger, the Securities will be guaranteed by (1) Holdings, (2) the subsidiaries of the Company listed in Schedule II herein that upon completion of the Merger will become subsidiaries of the Issuer (the “Company Subsidiary Guarantors”), (3) the Issuer Subsidiary Guarantors, (4) any subsidiary of the Issuer formed or acquired after the Closing Date (as defined in Section 6 hereof) that executes an additional guarantee in accordance with the terms of the Indenture and (5) the respective successors and assigns of the entities referred to in (1), (2), (3) and (4) above (the entities referred to in (1), (2), (3), (4) and (5) above, collectively, the “Guarantors”) pursuant to their guarantees (the “Guarantees”). The several obligations of the Placement Agents to purchase and pay for the Securities on the Closing Date are subject to the consummation of the transactions contemplated pursuant to the Separation Agreement and the concurrent consummation of the transactions contemplated pursuant to the Merger Agreement.

The Securities will be offered without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act and in offshore transactions in reliance on Regulation S under the Securities Act (“Regulation S”).

In connection with the sale of the Securities, the Company and the Issuer have prepared a preliminary offering memorandum (the “Preliminary Memorandum”) and will prepare a final offering memorandum to be used by the Placement Agents to confirm sales of the Securities (the “Final Memorandum” and, with the Preliminary Memorandum, each a “Memorandum”), including or incorporating by reference a description of the terms of the Securities, the terms of the offering and a description of the Company, the Issuer and Holdings. As used herein, the term “Memorandum” shall include in each case the documents incorporated by reference therein and shall include amendments and supplements thereto. The terms “supplement”, “amendment” and “amend” as used herein with respect to a Memorandum shall include all documents incorporated by reference in the Preliminary Memorandum or Final Memorandum, as the case may be, that are filed by Holdings subsequent to the date of such

Memorandum until all of the Securities have been sold with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

1. Representations and Warranties of the Issuer and Holdings. (i) Holdings and the Company, jointly and severally, represent and warrant to, and agree with, and (ii) after the Merger, the Issuer and Holdings, jointly and severally, represent and warrant to, and agree with, you that:

(a) The Preliminary Memorandum does not contain, and the Final Memorandum will not contain, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph apply only to information relating to the Issuer and the subsidiaries of the Issuer or furnished by the Issuer (the “Issuer Information”).

(b) The Issuer has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Holdings, the Company, the Issuer and each of their direct and indirect subsidiaries, taken together as a whole (“Material Adverse Effect”).

(c) Each material subsidiary of the Issuer (the “Issuer Subsidiaries”) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect; all of the issued shares of capital stock of the Issuer and each Issuer Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Issuer free and clear of all liens, encumbrances, equities or claims, except to the extent that the shares of capital stock of the Issuer and each Issuer Subsidiary secure or will secure obligations under the New Credit Agreement (as defined in Section 7 below) or as would not have a Material Adverse Effect. Starkist Samoa, Inc., a California corporation, and DLM L.L.C., a Delaware limited liability company, are the only material U.S. subsidiaries of the Issuer.

(d) This Agreement has been duly authorized, executed and delivered by the Issuer.

(e) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Placement Agents in accordance with the terms of this Agreement, will be valid and binding obligations of the Issuer, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity, and will be entitled to the benefits of the Indenture.

(f) On or prior to the Closing Date, the Guarantees by the Issuer Subsidiary Guarantors will be duly authorized and, when such Guarantees and the Securities have been executed and assuming the Securities have been authenticated, all in accordance with the provisions of the Indenture, and the Securities have been delivered to and paid for by the Placement Agents in accordance with the terms of this Agreement, the Guarantees by the Issuer Subsidiary Guarantors will be valid and binding obligations of each Issuer Subsidiary Guarantor, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity, and will be entitled to the benefits of the Indenture.

(g) On or prior to the Closing Date, each of the Initial Indenture and the Supplemental Indenture will be duly authorized, executed and delivered by, and will be a valid and binding agreement of, the Issuer and each Issuer Subsidiary Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity; and the Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Issuer, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity.

(h) The Merger Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Issuer, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity; and the Separation Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Issuer, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity.

(i) (1) The execution and delivery by the Issuer of, and the performance by the Issuer of its obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities (collectively with the Guarantees, the “Transaction Documents”) and (2) the execution and delivery by each Issuer Subsidiary Guarantor of, and the performance by each Issuer Subsidiary Guarantor of its respective obligations under the Transaction Documents to which it is a party will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Issuer or such Issuer Subsidiary Guarantor, as the case may be, or any agreement or other instrument binding upon the Issuer or any of the Issuer Subsidiaries, the contravention of which agreement or instrument would reasonably be expected to have a Material Adverse Effect, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Issuer or any of the Issuer Subsidiaries, as the case may be, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Issuer or such Issuer Subsidiary Guarantor of its respective obligations under the Transaction Documents to which it is a party, except (A) as already have been obtained, (B) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities or (C) such as may be required under the Securities Act in connection with the performance by the Issuer and Holdings of their obligations under the Registration Rights Agreement.

(j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of Holdings, the Company, the Issuer and each of their direct and indirect subsidiaries, taken together as a whole, from that set forth in the Memorandum.

(k) There are no legal or governmental proceedings pending or, to the knowledge of the Issuer, threatened to which the Issuer or any of the Issuer Subsidiaries is a party or to which any of the properties of the Issuer or any of the Issuer Subsidiaries is subject, other than proceedings described in the Memorandum or any proceedings that would not have (i) a Material Adverse Effect or (ii) a material adverse effect on the power or ability of the Issuer or the Issuer Subsidiary Guarantors to perform their respective obligations under the Transaction Documents to which it is a party or to consummate the transactions contemplated by the Memorandum.

(l) The Issuer and the Issuer Subsidiaries (i) are in compliance with all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect or as described in the Memorandum.

(m) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect, except as described in the Memorandum.

(n) The Issuer and the Issuer Subsidiaries are in compliance with all laws, ordinances or regulations of any governmental authority applicable to any of them or their respective operations, except where such noncompliance would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect or as described in the Memorandum.

(o) The Issuer and the Issuer Subsidiary Guarantors are not, and after giving effect to the Merger and the Financing (as defined in the Final Memorandum) and the application of the proceeds thereof as described in the Final Memorandum, the Issuer and the Issuer Subsidiary Guarantors will not be required to register as, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(p) None of the Issuer, the Issuer Subsidiary Guarantors or their respective affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act, an “Affiliate”) (excluding Heinz and its Affiliates after the Merger) has directly, or through any agent (excluding Heinz and its Affiliates after the Merger), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) that is or will be integrated with the sale of the Securities or the Guarantees in a manner that would require the registration under the Securities Act of the Securities or the Guarantees or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Securities or the Guarantees or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(q) None of the Issuer, the Issuer Subsidiary Guarantors or their respective Affiliates (excluding Heinz and its Affiliates after the Merger) or any person acting on its or their behalf (excluding Heinz and its Affiliates after the Merger) has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities or the Guarantees, and the Issuer, the Issuer Subsidiary Guarantors and their respective Affiliates (excluding Heinz and its Affiliates after the Merger) and, to the knowledge of the Issuer, any person acting on its or their behalf (excluding Heinz and its Affiliates after the Merger) have complied and will comply with the offering restrictions requirement of Regulation S.

(r) Assuming the accuracy of the representations and warranties and the performance of the agreements of Heinz Finance and the Placement Agents contained in this Agreement and the representations and warranties of Heinz set forth in a certificate delivered to the Placement Agents, Holdings and the Issuer, it is not necessary in connection with the offer, sale and delivery of the Securities or the Guarantees to the Placement Agents in the manner contemplated by this Agreement to register the Securities or the Guarantees under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).

(s) The Securities and the Guarantees satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

(t) Subsequent to the respective dates as of which information is given in the Memorandum, (1) neither the Issuer nor any of the Issuer Subsidiaries has incurred any material liability or obligation, direct or contingent, or entered into any material transaction not in the ordinary course of business; (2) the Issuer has not purchased any of its outstanding capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (3) there has not been any material adverse change in the capital stock, short-term debt or long-term debt of the Issuer or the Issuer Subsidiaries, except, in each case, as would not reasonably be expected to have a Material Adverse Effect or as described in the Memorandum.

(u) Neither the Issuer nor any of the Issuer Subsidiaries is a party to or bound by any non-competition agreement or any other agreement or obligation that materially limits or will materially limit the Issuer or any of the Issuer Subsidiaries from engaging in their respective businesses, except as would not reasonably be expected to have a Material Adverse Effect or as described in the Memorandum.

(v) The Issuer and the Issuer Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except (i) as described in the Memorandum, (ii) as does not materially affect the value of such property or interfere with the use made and currently proposed to be made of such property by the Issuer and the Issuer Subsidiaries or (iii) as would not reasonably be expected to have a Material Adverse Effect. Any real property and buildings held under lease by the Issuer and the Issuer Subsidiaries are held by them under valid, subsisting and enforceable leases, except (i) as does not materially interfere with the use made and currently proposed to be made of such property and buildings by the Issuer and the Issuer Subsidiaries, (ii) as would not reasonably be expected to have a Material Adverse Effect or (iii) as described in the Memorandum.

(w) The Issuer and the Issuer Subsidiaries own or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, except as would not reasonably be expected to have a Material Adverse Effect or as described in the Memorandum. Neither the Issuer nor any of the Issuer Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect, except as described in the Memorandum.

(x) No labor dispute with the employees of the Issuer or any of the Issuer Subsidiaries exists, or, to the knowledge of the Issuer or any of the Issuer Subsidiaries, is imminent, except as would not reasonably be expected to have a Material Adverse Effect or as described in the Memorandum. Neither the Issuer nor any of the Issuer Subsidiaries is aware of any existing, threatened or imminent labor disturbance by the employees of any of the Issuer’s or the Issuer Subsidiary’s principal suppliers, manufacturers or contractors that would reasonably be expected to have a Material Adverse Effect, except as described in the Memorandum.

(y) The Issuer and each of the Issuer Subsidiaries are insured by insurers believed by the Issuer to be of recognized financial responsibility against such losses and risks and in such amounts as are believed to be reasonable for the businesses in which they are engaged; neither the Issuer nor any of the Issuer Subsidiaries has been refused any insurance coverage sought or applied for; and neither the Issuer nor any of the Issuer Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain substantially similar coverage from substantially similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect, except in each case as described in the Memorandum.

(z) The Issuer and the Issuer Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign authorities necessary to conduct their respective businesses, except as would not reasonably be expected to have a Material Adverse Effect, or as described in the Memorandum. Neither the Issuer nor any of the Issuer Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect, except as described in the Memorandum.

(aa) The Issuer and each of the Issuer Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management’s general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(bb) In connection with the delivery of the Transferred Securities to Heinz as partial consideration for the Contribution in accordance with the Separation Agreement, the Issuer and any of its Affiliates (excluding Heinz and its Affiliates after the Merger) will solicit offers for Transferred Securities only from, will offer Transferred Securities only to, and will deliver Transferred Securities only to, Heinz.

(cc) Assuming the accuracy of the representations and warranties of Heinz set forth in a certificate delivered to the Placement Agents, Holdings and the Issuer, it is not necessary in connection with the offer, sale and delivery of the Transferred Securities or the related Guarantees by the Issuer to Heinz in the manner contemplated by the Separation Agreement to register the Transferred Securities or the related Guarantees under the Securities Act or to qualify the Initial Indenture under the Trust Indenture Act.

(dd) Prior to the Closing Date, the Transferred Securities will be duly and validly delivered to Heinz by the Issuer as consideration for the Contribution all in accordance with the Separation Agreement.

2. Representations and Warranties of the Company, Holdings and, after the Closing Date, the Issuer. The Company, Holdings and, after the Merger, the Issuer, jointly and severally, represent and warrant to, and agree with, you that:

(a) (i) Each document, if any, filed or to be filed by Holdings pursuant to the Exchange Act and incorporated or deemed to be incorporated by reference in either Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and (ii) the Preliminary Memorandum does not contain, and the Final Memorandum will not contain, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to (i) statements or omissions in either Memorandum based upon information relating to any Placement Agent that is furnished to Holdings, the Company or the Issuer in writing by such Placement Agent expressly for use therein or (ii) the Issuer Information or the Heinz Finance Information (as defined in Section 3(a) hereof).

(b) Each of the Company and Holdings has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As of the date hereof, Holdings does not have any direct subsidiaries other than the Company, and on the Closing Date, Holdings will not have any direct subsidiaries other than the Issuer.

(c) Each material subsidiary of the Company (the “Company Subsidiaries”) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect; all of the issued shares of capital stock of the Company and each Company Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company or Holdings, as the case may be, free and clear of all liens, encumbrances, equities or claims, except to the extent that the shares of capital stock of the Company and each Company Subsidiary secure or will secure obligations under the Company’s existing credit facility or the New Credit Agreement.

(d) This Agreement has been duly authorized, executed and delivered by the Company and Holdings.

(e) On or prior to the Closing Date, the Guarantees by Holdings and the Company Subsidiary Guarantors will be duly authorized and, when such Guarantees and the Securities have been executed and assuming the Securities have been authenticated, all in accordance with the provisions of the Indenture, and the Securities have been delivered to and paid for by the Placement Agents in accordance with the terms of this Agreement, the Guarantees by Holdings and the Company Subsidiary Guarantors will be valid and binding obligations of Holdings and each Company Subsidiary Guarantor, as the case my be, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity, and will be entitled to the benefits of the Indenture.

(f) On or prior to the Closing Date, the Indenture will be duly authorized, executed and delivered by, and will be a valid and binding agreement of Holdings and each Company Subsidiary Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity; and the Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, Holdings, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity.

(g) The Merger Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company and Holdings, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity.

(h) The execution and delivery by the Company, Holdings and each Company Subsidiary Guarantor and the performance by the Company, Holdings and each Company Subsidiary Guarantor of its respective obligations under the Transaction Documents to which it is a party will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company, Holdings or the Company Subsidiary Guarantors, as the case may be, or any agreement or other instrument binding upon the Company, Holdings or any of the Company Subsidiaries, the contravention of which agreement or instrument would be expected to have a Material Adverse Effect, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over Holdings, the Company or any of the Company Subsidiaries, as the case may be, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company, Holdings or each Company Subsidiary Guarantor of its respective obligations under the Transaction Documents to which it is a party, except (A) as already have been obtained and (B) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities or (C) such as may be required under the Securities Act in connection with the performance by the Issuer and Holdings of their obligations under the Registration Rights Agreement.

(i) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise,

or in the earnings, business or operations of Holdings, the Company and the Company Subsidiaries, taken together as a whole, from that set forth in the Memorandum.

(j) There are no legal or governmental proceedings pending or, to the knowledge of the Company and Holdings, threatened to which Holdings, the Company or any of the Company Subsidiaries is a party or to which any of the properties of Holdings, the Company or any of the Company Subsidiaries is subject, other than proceedings described in the Memorandum or any proceedings that would not have (i) a Material Adverse Effect or (ii) a material adverse effect on the power or ability of the Company, Holdings and each Company Subsidiary Guarantor to perform its respective obligations under the Transaction Documents to which it is a party or to consummate the transactions contemplated by the Memorandum.

(k) The Company, Holdings and the Company Subsidiaries (i) are in compliance with all Environmental Laws, (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect or as described in the Memorandum.

(l) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect, except as described in the Memorandum.

(m) The Company, Holdings and the Company Subsidiaries are in compliance with all laws, ordinances or regulations of any governmental authority applicable to any of them or their respective operations, except where such noncompliance would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect or as described in the Memorandum.

(n) None of Holdings, the Company or any Company Subsidiary Guarantor is, and after giving effect to the Merger and the Financing and the application of the proceeds thereof as described in the Final Memorandum, none of Holdings, the Company or any Company Subsidiary Guarantor will be required to register as, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(o) None of the Company, Holdings, the Company Subsidiary Guarantors or their respective Affiliates has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) that is or will be integrated with the sale of the Securities or the Guarantees in a manner that would require the registration under the Securities Act of the Securities or the Guarantees or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Securities or the Guarantees or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(p) None of the Company, Holdings, the Company Subsidiary Guarantors or their respective Affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities or the Guarantees, and the Company, Holdings, the Company Subsidiary Guarantors and their respective Affiliates and, to the knowledge of Holdings and the Company, any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S.

(q) Assuming the accuracy of the representations and warranties and the performance of the agreements of the Issuer, Heinz Finance and the Placement Agents contained in this Agreement and the representations and warranties of Heinz set forth in a certificate delivered to the Placement Agents, Holdings and the Issuer, it is not necessary in connection with the offer, sale and delivery of the Securities or the Guarantees to the Placement Agents in the manner contemplated by this Agreement to register the Securities or the Guarantees under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

(r) The Securities and the Guarantees satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

(s) Subsequent to the respective dates as of which information is given in the Memorandum, (1) neither Holdings, the Company nor any of the Company Subsidiaries has incurred any material liability or obligation, direct or contingent, or entered into any material transaction not in the ordinary course of business; (2) neither the Company nor Holdings has purchased any of its outstanding capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (3) there has not been any material adverse change in the capital stock, short-term debt or long-term debt of Holdings, the Company or the Company Subsidiaries, except in each case as described in the Memorandum.

(t) None of the Company, Holdings or any of the Company Subsidiaries is a party to or bound by any non-competition agreement or any other agreement or obligation that materially limits or will materially limit the Company, Holdings or any of the Company Subsidiaries from engaging in their respective businesses, except as would not reasonably be expected to have a Material Adverse Effect or as described in the Memorandum.

(u) The consummation of the Merger and the transactions contemplated pursuant to the Merger Agreement will not constitute a Change of Control (as defined in the Indenture, dated as of May 15, 2001, among the Company, Holdings and Bankers Trust Company) on the effective date of the Merger.

(v) Holdings, the Company and the Company Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them that is material to the business of Holdings, the Company and the Company Subsidiaries, taken together as a whole, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Memorandum or such as do not materially affect the value of such property and do not materially interfere with the use made and currently proposed to be made of such property by Holdings, the Company and the Company Subsidiaries. Any real property and buildings held under lease by Holdings, the Company and the Company Subsidiaries are held by them under valid, subsisting and enforceable leases, except as are not material and do not interfere with the use made and currently proposed to be made of such property and buildings by Holdings, the Company and the Company Subsidiaries and except as described in the Memorandum.

(w) Holdings, the Company and the Company Subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them. None of Holdings, the Company or any of the Company Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect, except as described in the Memorandum.

(x) No material labor dispute with the employees of Holdings, the Company or any of the Company Subsidiaries exists, except as described in the Memorandum, or, to the knowledge of Holdings, the Company or any of the Company Subsidiaries, is imminent. None of Holdings, the Company or any of the Company Subsidiaries is aware of any existing, threatened or imminent labor disturbance by the employees of any of its or their principal suppliers, manufacturers or contractors that would result in a Material Adverse Effect.

(y) Holdings, the Company and each of the Company Subsidiaries are insured by insurers believed by Holdings and the Company to be of recognized financial responsibility against such losses and risks and in such amounts as are believed to be reasonable for the businesses in which they are engaged; none of Holdings, the Company or any of the Company Subsidiaries has been refused any insurance coverage sought or applied for; and none of Holdings, the Company or any of the Company Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain substantially similar coverage from substantially similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except in each case as described in the Memorandum.

(z) Holdings, the Company and the Company Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign authorities necessary to conduct their respective businesses. None of Holdings, the Company or any of the Company Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as described in the Memorandum.

(aa) Holdings, the Company and each of the Company Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management’s general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3. Representations and Warranties of Heinz Finance. Heinz Finance represents and warrants to, and agrees with, you, the Company and Holdings that:

(a) The Preliminary Memorandum does not contain, and the Final Memorandum will not contain, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph apply only to the Heinz Finance Information. For purposes of this Agreement, the “Heinz Finance Information” shall mean the statement that Heinz will transfer the Transferred Securities to Heinz Finance in satisfaction of an equivalent amount of Heinz debt.

(b) Heinz Finance has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Heinz Finance.

(c) This Agreement has been duly authorized, executed and delivered by Heinz Finance.

(d) Prior to the Closing Date, the Transferred Securities will be duly and validly delivered to Heinz Finance by Heinz in satisfaction of an equivalent amount of Heinz debt; each of Heinz and Heinz Finance is an institutional “accredited investor” as defined in Rule 501 under the Securities Act.

(e) The execution and delivery by Heinz Finance of, and the performance by Heinz Finance of its obligations under the Transaction Documents to which it is a party will not contravene any provision of applicable law or the certificate of incorporation or by-laws of Heinz Finance or any agreement or other instrument binding upon Heinz Finance that is material to Heinz Finance or any judgment, order or decree of any governmental body, agency or court having jurisdiction over Heinz Finance, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by Heinz Finance of its obligations under the Transaction Documents to which it is a party, except as already obtained or such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

(f) There are no legal or governmental proceedings pending or, to the knowledge of Heinz Finance, threatened to which Heinz Finance is a party or to which any of the properties of Heinz Finance is subject, other than proceedings accurately described in all material respects in each Memorandum and proceedings that would not have a material adverse effect on the power or ability of Heinz Finance to perform its obligations under the Transaction Documents to which it is a party or to consummate the transactions contemplated by the Transaction Documents.

(g) Neither Heinz Finance nor any Affiliate of Heinz Finance has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) that is or will be integrated with the sale of the Securities or the Guarantees in a manner that would require the registration under the Securities Act of the Securities or the Guarantees or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Securities or the Guarantees or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(h) None of Heinz Finance, its respective Affiliates or any person acting on their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities or the Guarantees and Heinz Finance and its respective Affiliates and, to the knowledge of Heinz Finance, any person acting on their behalf have complied and will comply with the offering restrictions requirement of Regulation S.

(i) Heinz and its Affiliates (other than the Issuer) will solicit offers for Transferred Securities only from, will offer Transferred Securities only to, and will deliver Transferred Securities only to, Heinz Finance.

(j) It is not necessary in connection with the offer, sale and delivery of the Transferred Securities or the related Guarantees by Heinz to Heinz Finance to register the Transferred Securities or the related Guarantees under the Securities Act.

(k) Heinz Finance at the Closing Date will have full right, power and authority to hold, sell, transfer and deliver the Transferred Securities to be sold by Heinz Finance pursuant to this Agreement; and upon the Placement Agents acquiring possession of the Transferred Securities (or an agent’s acquiring possession of the Transferred Securities on the Placement Agents’ behalf) and paying the purchase price therefor as herein contemplated, the Placement Agents will acquire their respective interests in the Transferred Securities (including, without limitation, all rights that Heinz Finance had or has the power to transfer in the Transferred Securities) free of any adverse claim.

4. Agreements to Sell and Purchase. Heinz Finance hereby agrees to sell to the several Placement Agents, and each Placement Agent, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from Heinz Finance the respective principal amount of Transferred Securities set forth in Schedule I hereto opposite its name at a purchase price equal to the principal amount thereof, and the Issuer and the Company, jointly and severally, hereby agree to pay Morgan Stanley & Co. Incorporated on behalf of the several Placement Agents a placement commission equal to 2.5% of the aggregate principal amount of the Transferred Securities (the “Placement Commission”).

The Issuer hereby agrees to sell to the several Placement Agents, and each Placement Agent, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Issuer the respective principal amount of Issuer Securities set forth in Schedule I hereto opposite its name at a purchase price of 97.5% of the principal amount thereof.

The Company, Holdings and the Issuer hereby agree that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Placement Agents, they will not, and the Company and Holdings will cause the Company Subsidiary Guarantors to not, and the Issuer will cause the Issuer Subsidiary Guarantors to not, during the period beginning on the date hereof and continuing through and including the Closing Date, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company, the Issuer or any Guarantor or warrants to purchase debt securities of the Company, the Issuer or any Guarantor substantially similar to the Securities (other than the sale of the Securities under this Agreement).

5. Terms of Offering. You have advised Heinz Finance and the Issuer that the Placement Agents will make an offering of the Securities purchased by the Placement Agents hereunder on the terms set forth in the Final Memorandum, as soon as practicable after this Agreement is entered into as in your judgment is advisable.

6. Payment and Delivery. Payment for the Transferred Securities shall be made to Heinz Finance in Federal or other funds immediately available in New York City and payment for the Issuer Securities shall be made to the Issuer in Federal or other Funds immediately available in New York City against delivery of such Securities for the respective accounts of the several Placement Agents and the payment of the Placement Commission to Morgan Stanley & Co. Incorporated on behalf of the several Placement Agents at 10:00 a.m., New York City time, on December 20, 2002, or at such other time on the same or such other date, not later than January 7, 2003, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Certificates for the Securities shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date. The certificates evidencing the

Securities shall be delivered to you on the Closing Date for the respective accounts of the several Placement Agents, with any transfer taxes payable in connection with the transfer of the Transferred Securities to the Placement Agents duly paid by Heinz Finance and the transfer of the Issuer Securities to the Placement Agents duly paid by Holdings or the Company.

7. Conditions to the Placement Agents’ Obligations. The several obligations of the Placement Agents to purchase and pay for the Securities on the Closing Date are subject to the following conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company, Holdings and the Issuer, taken individually or taken together, or any of the Company’s, Holdings’ or the Issuer’s securities by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

(ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of Holdings, the Issuer, the Company, the Issuer Subsidiaries and the Company Subsidiaries, taken together as a whole, from that set forth in the Final Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Final Memorandum.

(b) The Placement Agents shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of Heinz Finance to the effect that the representations and warranties of Heinz Finance contained in this Agreement are true and correct as of the Closing Date and that Heinz Finance has complied in all material respects with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c) The Placement Agents shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Issuer, the Company and Holdings, to the effect set forth in Section 7(a)(i) and to the effect that the representations and warranties of the Issuer, the Company and Holdings contained in this Agreement are true and correct as of the Closing Date and that the Issuer, the Company and Holdings have complied in all material respects with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied hereunder on or before the Closing

Date. The officers signing and delivering such certificate may rely upon the best of their knowledge as to proceedings threatened.

(d) The Placement Agents shall have received on the Closing Date an opinion of Gibson, Dunn & Crutcher LLP, outside counsel for the Company and Holdings, dated the Closing Date, to the effect set forth in Exhibit B. Such opinion shall be rendered to the Placement Agents at the request of the Company and shall so state therein.

(e) The Placement Agents shall have received on the Closing Date an opinion of James Potter, General Counsel of Holdings, dated the Closing Date, to the effect set forth in Exhibit C. Such opinion shall be rendered to the Placement Agents at the request of Holdings and shall so state therein.

(f) The Placement Agents shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett, outside counsel for Heinz Finance, dated the Closing Date, to the effect set forth in Exhibit D. Such opinion shall be rendered to the Placement Agents at the request of the Issuer and shall so state therein.

(g) The Placement Agents shall have received on the Closing Date an opinion of Theodore Bobby, Vice President—Legal Affairs of Heinz, dated the Closing Date, to the effect set forth in Exhibit E. Such opinion shall be rendered to the Placement Agents at the request of Heinz Finance and shall so state therein.

(h) The Placement Agents shall have received on the Closing Date an opinion of Shearman & Sterling, counsel for the Placement Agents, dated the Closing Date, in form and substance reasonably satisfactory to the Placement Agents.

(i) The Placement Agents shall have received on each of the date not later than the date the Final Memorandum is furnished to the Placement Agents pursuant to Section 8(a) hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Placement Agents, from KPMG LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of the Company and Holdings contained in or incorporated by reference into the Final Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(j) The Placement Agents shall have received on each of the date not later than the date the Final Memorandum is furnished to the Placement Agents pursuant to Section 8(a) hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Placement Agents, from PricewaterhouseCoopers LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of the Issuer contained in or incorporated by reference into the Final

Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(k) The Placement Agents shall have received on each of the date hereof and the Closing Date a certificate, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Placement Agents, from the Company, signed by the principal financial or accounting officer of or for the Company, to the effect that the signer of such certificate has performed (or members of his or her staff acting under his or her supervision have performed) certain specified procedures as a result of which such signer has determined that certain numerical and statistical information set forth in the Final Memorandum, specified by the Placement Agents, has been derived from, and agrees with, the records of the Company.

(l) Prior to or simultaneous with the Closing Date, the New Credit Agreement (as defined in the Indenture) will be a valid and binding agreement of each Guarantor and the Issuer, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general principles of equity.

(m) Prior to or simultaneous with the Closing Date, the transactions contemplated pursuant to the Separation Agreement and the Merger Agreement shall have been consummated.

(n) Concurrently with the Closing Date, the Issuer and the Guarantors shall have executed and delivered the Supplemental Indenture to the Trustee.

(o) The Placement Agents shall have received signed counterparts of the Registration Rights Agreement.

(p) The Placement Agents, Holdings and the Issuer shall have received a certificate from Heinz, in a form mutually agreed upon, regarding the Transferred Securities.

8. Covenants of the Company, the Issuer and Holdings. In further consideration of the agreements of the Placement Agents contained in this Agreement, the Company, the Issuer and Holdings covenant with each Placement Agent as follows:

(a) To furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the third business day prior to the Closing Date and during the period mentioned in Section 8(c), as many copies of the Final Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.

(b) Before amending or supplementing either Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

(c) If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Placement Agents, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Placement Agents, it is necessary to amend or supplement the Final Memorandum to comply with applicable law, forthwith to prepare and furnish to the Placement Agents, either amendments or supplements to the Final Memorandum so that the statements in the Final Memorandum as so amended or supplemented will not, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, be misleading or so that the Final Memorandum, as amended or supplemented, will comply with applicable law. If, in accordance with the preceding sentence, it shall be necessary to amend or supplement the Final Memorandum at any time prior to the expiration of nine months after the date hereof, the Issuer and Holdings shall prepare, file and furnish such amendment or supplement at their own expense. Thereafter, the Placement Agents shall bear the expense of preparing, filing and furnishing any such amendment or supplement.

(d) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

(e) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its respective obligations under this Agreement, including: (i) the fees, disbursements and expenses of its respective counsel and respective accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of each Memorandum and all amendments and supplements thereto, including all printing costs associated therewith, and the delivering of copies thereof to the Placement Agents, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Placement Agents, including any transfer or other taxes payable thereon (other than as set forth in Section 6), (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 8(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Placement Agents in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) any fees charged by rating agencies for the rating of the Securities, (v) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading in PORTAL or any appropriate market system, (vi) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (vii) the cost of the preparation, issuance and delivery of the Securities, (viii) the costs and expenses of the Company, Holdings and the Issuer relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company, Holdings and the Issuer and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) all other cost and expenses incident to the performance of the obligations of the Company, Holdings and the Issuer hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 11, and the last paragraph of Section 13, the Placement Agents will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make. The provisions of this Section 8(e) shall not affect any agreement that the parties to the Merger Agreement have made with respect to the allocation and sharing of such costs and expenses.

(f) None of the Company, the Issuer, any Guarantor or any of their respective Affiliates (excluding Heinz and its Affiliates after the Merger) will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities or the Guarantees in a manner which would require the registration under the Securities Act of the Securities or the Guarantees.

(g) Not to solicit any offer to buy or offer or sell the Securities or the Guarantees by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(h) While any of the Securities or the Guarantees endorsed thereon remain “restricted securities” within the meaning of the Securities Act, to make available, upon request, to any seller or holder of such Securities or any prospective purchaser designated by such seller or holder the information specified in Rule 144A(d)(4) under the Securities Act, unless Holdings is then subject to Section 13 or 15(d) of the Exchange Act.

(i) If requested by you, to use its reasonable best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.

(j) None of the Company, the Issuer, their Affiliates (excluding Heinz and its Affiliates after the Merger) or any person acting on its or their behalf (other than the Placement Agents) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities or the Guarantees, and the Company, the Issuer, and their Affiliates and each person acting on its or their behalf (other than the Placement Agents) will comply with the offering restrictions requirement of Regulation S.

(k) During the period of two years after the Closing Date, the Issuer and Holdings will not, and will not permit any of their respective “affiliates” (as defined in Rule 144 under the Securities Act) to resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them.

9. Covenants of Heinz Finance. In further consideration of the agreements of the Placement Agents contained in this Agreement, Heinz Finance covenants with each Placement Agent as follows:

(a) Neither Heinz Finance nor any of its Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities or the Guarantees in a manner which would require the registration under the Securities Act of the Securities or the Guarantees.

(b) Neither Heinz Finance nor any of its Affiliates will solicit any offer to buy or offer or sell the Securities or the Guarantees by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(c) Neither Heinz Finance, its Affiliates nor any person acting on its or their behalf (other than the Placement Agents) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities or the Guarantees, and Heinz Finance and its Affiliates and each person acting on its or their behalf (other than the Placement Agents) will comply with the offering restrictions requirement of Regulation S.

(d) Heinz Finance will pay all of its costs and expenses, including fees and disbursements of their counsel.

10. Offering of Securities; Restrictions on Transfer. (a) Each Placement Agent, severally and not jointly, represents and warrants that such Placement Agent is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a “QIB”). Each Placement Agent, severally and not jointly, agrees with the Issuer and Heinz Finance that (i) it will not solicit offers for, or offer or sell, such Securities or Guarantees by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Securities only from, and will offer such Securities only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, QIBs and (B) in the case of offers outside the United States, to persons other than U.S. persons (“foreign purchasers,” which term shall include dealers or other professional fiduciaries organized in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) in reliance upon Regulation S under the Securities Act that, in each case, in purchasing such Securities are deemed to have represented and agreed as provided in the Final Memorandum under the caption “Transfer Restrictions”. As used in this Section 10(a), the terms “United States” and “U.S. person” have the meanings set forth in Regulation S under the Securities Act.

(b) Each Placement Agent, severally and not jointly, represents, warrants, and agrees with respect to offers and sales outside the United States that:

(i) such Placement Agent understands that no action has been or will be taken in any jurisdiction by Holdings, the Company, Heinz Finance or the Issuer that would permit a public offering of the Securities or the Guarantees, or possession or distribution of either Memorandum or any other offering or publicity material relating to the Securities or the Guarantees, in any country or jurisdiction where action for that purpose is required;

(ii) such Placement Agent will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or Guarantees or has in its possession or distributes either Memorandum or any such other material, in all cases at its own expense;

(iii) the Securities and the Guarantees have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A or Regulation S under the Securities Act or pursuant to another exemption from the registration requirements of the Securities Act;

(iv) such Placement Agent has offered the Securities and the Guarantees and will offer and sell the Securities and the Guarantees (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S or as otherwise permitted in Section 10(a); accordingly, neither such Placement Agent, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities or the Guarantees, and any such Placement Agent, its Affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S;

(v) such Placement Agent has (A) not offered or sold and, prior to the date six months after the Closing Date, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, as amended, (B) complied and will comply with all applicable provisions of the Financial Services and Markets Act 2000 (the “FSMA”) with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (C) only communicated or caused to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) received by it in connection with the issue or sale of the Securities in circumstances in which section 21(1) of the FSMA does not apply to the Issuer;

(vi) such Placement Agent understands that the Securities and the Guarantees have not been and will not be registered under the Securities and Exchange Law of Japan, and represents that it has not offered or sold, and agrees not to offer or sell, directly or indirectly, any Securities or Guarantees in Japan or for the account of any resident thereof except pursuant to any exemption from the registration requirements of the Securities and Exchange Law of Japan and otherwise in compliance with applicable provisions of Japanese law; and

(vii) such Placement Agent agrees that, at or prior to confirmation of sales of the Securities, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

“The securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”) and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S.”

Except when the context otherwise requires, terms used in this Section 10(b) have the meanings given to them by Regulation S.

11. Indemnity and Contribution. (a) The Company, Holdings and, after the Closing Date, the Issuer jointly and severally agree to indemnify and hold harmless each Placement Agent, Heinz Finance, each person, if any, who controls any Placement Agent, or each person, if any, who controls Heinz Finance, within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Placement Agent or Heinz Finance within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in either Memorandum (as amended or supplemented if the Company or the Issuer shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Placement Agent that is furnished to Holdings, the Company or the Issuer in writing by such Placement Agent expressly for use therein; provided that the indemnification to Heinz Finance, any person who controls Heinz Finance and any affiliate of Heinz Finance set forth in this paragraph shall not apply to the Issuer Information or the Heinz Finance Information.

(b) Each Placement Agent agrees, severally and not jointly, to indemnify and hold harmless Holdings, the Company, the Issuer, Heinz Finance, their respective directors and officers and each person, if any, who controls Holdings, the Company, the Issuer, or Heinz Finance within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from Holdings, the Company and the Issuer to such Placement Agent, but only with reference to information relating to such Placement Agent that is furnished to Holdings, the Company or the Issuer in writing by such Placement Agent expressly for use in either Memorandum or any amendments or supplements thereto.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 11(a) or 11(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to Section 11(a), and by the Issuer, in the case of parties indemnified pursuant to Section 11(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 90 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) To the extent the indemnification provided for in Section 11(a) or 11(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Issuer and Holdings, on the one hand and the Placement Agents on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 11(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 11(d)(i) above but also the relative fault of the Company, the Issuer and Holdings on the one hand and of the Placement Agents on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Issuer and Holdings on the one hand and the Placement Agents on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by Heinz Finance and the Issuer and the Placement Commission and the total discounts received by the Placement Agents, in each case as set forth in the Final Memorandum, bear to the aggregate offering price of the Securities. The relative fault of the Company, the Issuer and Holdings on the one hand and of the Placement Agents on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Issuer and Holdings or by the Placement Agents and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Placement Agents’ respective obligations to contribute pursuant to this Section 11 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

(e) The parties agree that it would not be just or equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Placement Agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 11(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 11(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 11, no Placement Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that such Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 11 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f) The indemnity and contribution provisions contained in this Section 11 and the representations, warranties and other statements of the Company, the Issuer, Holdings and Heinz Finance contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Placement Agent, any person controlling any Placement Agent or any affiliate of any Placement Agent or by or on behalf of the Company, the Issuer, Holdings , Heinz Finance, their respective officers or directors or any person controlling the Company, the Issuer, Holdings or Heinz Finance and (iii) acceptance of and payment for any of the Securities.

12. Termination. The Placement Agents may terminate this Agreement by notice given by you to the Company, the Issuer, Heinz Finance and Holdings, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company, the Issuer or Holdings shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Final Memorandum.

13. Effectiveness; Defaulting Placement Agents. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date, any one or more of the Placement Agents shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Placement Agent or Placement Agents agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, the other Placement Agents shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Placement Agents, or in such other proportions as you may specify, to purchase the Securities which such defaulting Placement Agent or Placement Agents agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Placement Agent has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 13 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Placement Agent. If, on the Closing Date, any Placement Agent or Placement Agents shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to you, the Issuer and Heinz Finance for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Placement Agent, of the Issuer or of Heinz Finance. In any such case either you, the Issuer or Heinz Finance shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Final Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Placement Agent from liability in respect of any default of such Placement Agent under this Agreement.

If this Agreement shall be terminated by the Placement Agents, or any of them, because of any failure or refusal on the part of the Company, the Issuer, Heinz Finance or Holdings to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company, the Issuer, Heinz Finance or Holdings shall be unable to perform their respective obligations under this Agreement, Heinz Finance or Holdings (in the case of the Issuer, the Company or Holdings), as the case may be, will reimburse the Placement Agents or such Placement Agents as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) reasonably incurred by such Placement Agents in connection with this Agreement or the offering contemplated hereunder. The provisions of this Section 13 shall not affect any agreement that the parties to the Merger Agreement have made with respect to the allocation and sharing of such expenses.

14. Counterparts. This Agreement may be signed in any number of counterparts, which may be delivered by facsimile, each of which shall be an original, with the same effect as if the actual signatures thereto and hereto were upon the same instrument.

15. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

16. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

[Remainder of Page Intentionally Left Blank]

Very truly yours,

SKF FOODS INC.

By:	/s/ Mitchell A. Ring
Name: Mitchell A. Ring
Title: Executive Vice President

H. J. HEINZ FINANCE COMPANY

By:	/s/ Leonard A. Cullo, Jr.
Name: Leonard A. Cullo, Jr.
Title: President

DEL MONTE CORPORATION

By:	/s/ James Potter
Name: James Potter
Title: Senior Vice President

DEL MONTE FOODS COMPANY

By:	/s/ James Potter
Name: James Potter
Title: Senior Vice President

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Accepted as of the date hereof

Morgan Stanley & Co. Incorporated

J.P. Morgan Securities Inc.

Banc of America Securities LLC

UBS Warburg LLC

BMO Nesbitt Burns Corp.

Fleet Securities, Inc.

Fortis Investment Services LLC

SunTrust Capital Markets, Inc.

Acting severally on behalf of themselves and

the several Placement Agents named in

Schedule I hereto.

By:	Morgan Stanley & Co. Incorporated

By:	/s/ Bryan W. Andrzejewski
Name: Bryan W. Andrzejewski
Title: Executive Director

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